                                                                      Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard L. Thomas, Verne G. Istock, Thomas H. Jeffs II, Scott P. Marks, Jr., David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to debt obligations of, warrants, options, rights and preferred stock of First Chicago NBD Corporation (the "Corporation") to be issued pursuant to resolutions adopted by the Board of Directors of the Corporation on December 8, 1995, and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Signature                              Title
     ---------                              -----


  /s/ Terence E. Adderley                  Director
- --------------------------------
Terence E. Adderley


  /s/ James K. Baker                       Director
- --------------------------------
James K. Baker


  /s/ John H. Bryan                        Director
- --------------------------------
John H. Bryan


- --------------------------------           Director
Siegfried Buschmann


  /s/ James S. Crown                       Director
- --------------------------------
James S. Crown


  /s/ Maureen A. Fay, O.P.                 Director
- --------------------------------
Maureen A. Fay, O. P.


  /s/ Charles T. Fisher III                Director
- --------------------------------
Charles T. Fisher III


  /s/ Donald V. Fites                      Director
- --------------------------------
Donald V. Fites

  /s/ Verne G. Istock                      Director and Principal Executive
- --------------------------------           Officer
Verne G. Istock


  /s/ Thomas H. Jeffs II                   Director
- --------------------------------
Thomas H. Jeffs II


  /s/ Richard A. Manoogian                 Director
- --------------------------------
Richard A. Manoogian


  /s/ Scott P. Marks, Jr.                  Director
- --------------------------------
Scott P. Marks, Jr.


  /s/ William T. McCormick, Jr.            Director
- --------------------------------
William T. McCormick, Jr.


  /s/ Earl L. Neal                         Director
- --------------------------------
Earl L. Neal


  /s/ James J. O'Connor                    Director
- --------------------------------
James J. O'Connor


  /s/ Thomas E. Reilly, Jr.                Director
- --------------------------------
Thomas E. Reilly, Jr.


  /s/ Patrick G. Ryan                      Director
- --------------------------------
Patrick G. Ryan


  /s/ Adele Simmons                        Director
- --------------------------------
Adele Simmons


  /s/ Richard L. Thomas                    Director
- --------------------------------
Richard L. Thomas


  /s/ David J. Vitale                      Director
- --------------------------------
David J. Vitale

  /s/ William J. Roberts                   Principal Accounting Officer
- --------------------------------
William J. Roberts


  /s/ Robert A. Rosholt                    Principal Financial Officer
- --------------------------------
Robert A. Rosholt



Dated:  December 8, 1995